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                                                                   EXHIBIT 10.90

                  [TO BE PLACED ON WELLS FARGO BANK LETTERHEAD]

November 25, 2002

Staar Surgical Company
1911 Walker Avenue
Monrovia, California 91016

Attention:  John Bily
            Chief Financial Officer

     Re:    Third Amendment to Amended and Restated Credit Agreement

Ladies and Gentlemen:

     We refer to the Amended and Restated Credit Agreement dated as of March 29, 2002, as amended by a First Amendment to Amended and Restated Credit Agreement dated July 31, 2002 and a Second Amendment to Amended and Restated Credit Agreement dated October 25, 2002 (said Agreement, as so amended, herein called the "Credit Agreement") between Staar Surgical Company, a Delaware corporation (the "Borrower"), and Wells Fargo Bank, National Association, a national banking association (the "Bank"). Terms defined in the Credit Agreement and not otherwise defined herein have the same meanings when used herein.

     1. Amendment to Credit Agreement. As of the effective date of this letter amendment but subject to satisfaction of the terms and conditions specified herein, Section 4.3(j) of the Credit Agreement is hereby restated in its entirety as follows:

          "(j) not later than December 13, 2002, projections for fiscal year 2003; and."

     2. Waiver of Events of Default under Credit Agreement. As of the effective date of this letter amendment but subject to satisfaction of the terms and conditions specified herein, the Bank hereby waives (a) the Event of Default caused by the Borrower's violation of the covenant contained in Section 4.9(c) of the Credit Agreement with respect to October of 2002 and (b) the Event of Default expected to be caused by the Borrower's violation of the covenant contained in Section 4.9(c) of the Credit Agreement with respect to November of 2002.

     3. Representations and Warranties. The Borrower hereby represents and warrants for the benefit of the Bank that (a) the representations and warranties of the Borrower contained in the Loan Documents are correct in all material respects on and as of the effective

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date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes an Event of Default. The Credit Agreement, as modified by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

     4. Conditions Precedent. This letter amendment shall become effective as of the date first set forth above, when and if the Borrower and the Bank execute counterparts of this letter amendment and deliver them to each other.

     5. Release of Claims. The Borrower represents and warrants to the Bank that it has diligently and thoroughly investigated the existence of any Claim (as defined below) and that, to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim. As additional consideration for the Bank's entering into this letter amendment, the Borrower and each of its agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (each a "Releasing Party") hereby release and forever discharge the Bank and each of its agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (each a "Released Party") from any and all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties or any of them may, as of the effective date of this letter amendment, have or claim to have against any or all of the Released Parties, in each case whether currently known or unknown or with respect to which the facts are known (or should have been known), that could give rise to or support a Claim on account of or in any way relating to, arising out of or based upon any Loan Document, any amendment, waiver or other modification with respect thereto, the negotiation or documentation hereof or thereof, any of the transactions contemplated hereby or thereby, or any action or omission in connection with any of the foregoing, including all such damages, losses, claims, demands, liabilities, obligations, actions and causes of action heretofore sustained or that may arise as a consequence of the dealings between the parties up to the effective date of this letter amendment in connection with or in any way related to any Loan Document or any amendment, waiver or other modification with respect thereto. Each Releasing Party further represents and warrants that it has not heretofore assigned, and covenants and agrees that it will not hereafter sue any Released Party upon, any Claim released or purported to be released under this section. Each Releasing Party will indemnify and hold harmless the Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this section. It is further understood and agreed that any and all rights under the provisions of
Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 of the California Civil Code provides as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS

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     FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE
     MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     6. Reference to and Effect on Loan Documents. On and after the effective date of this letter amendment, (a) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment, and (b) each reference in the other Loan Documents to "the Line of Credit Note," "thereunder," "thereof," "therein" or words of like import referring to the Line of Credit Note shall mean and be a reference to the new Line of Credit Note executed by the Borrower in connection with this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     7. Execution in Counterparts. This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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     8. GOVERNING LAW. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                           Very truly yours,

                                           WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION

                                           By:      /s/ Edith R. Lim
                                               ---------------------------------
                                           Name:        Edith R. Lim
                                                 -------------------------------
                                           Title:      Vice President
                                                 -------------------------------



Agreed as of the date first written above:

STAAR SURGICAL COMPANY


By:       /s/ John Bily
    ---------------------------------
Name:         John Bily
      -------------------------------
Title:   Chief Financial Officer
       ------------------------------